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                                                               EXHIBIT 10.51


            AMENDMENT TO OPERATING CREDIT AND TERM LOAN AGREEMENT

        In San Juan, Puerto Rico, this 23rd day of May, 1997       , appear

        AS PARTY OF THE FIRST PART: POSADAS DE PUERTO RICO ASSOCIATES, INCORPORATED, corporation duly organized and existing under the laws of the state of Delaware (the "BORROWER").

        AS PARTY OF THE SECOND PART: SCOTIABANK DE PUERTO RICO, a banking institution organized and existing under the Commonwealth of Puerto Rico, with offices at Hato Rey, San Juan, Puerto Rico (the "BANK" or the "LENDER").

                                 WITNESSETH:

        WHEREAS, on August 30, 1988, the Borrower and the Bank entered into certain Operating Credit and Term Loan Agreement whereby the Bank granted the Borrower certain credit facilities more fully described therein;

        WHEREAS, the Operating Credit and Term Loan Agreement was further amended on June 12, 1989; September 28, 1990; and April 26, 1991 (as amended, the "CREDIT AGREEMENT");

        WHEREAS, the Borrower and its affiliates are contemplating a corporate reorganization as a result of which the Borrower intends to acquire direct or indirect ownership interest in the following entities (collectively, the "Subsidiaries"), ESJ Hotel Corporation, Posadas de San Juan Associates, Williams Hospitality Group Inc., Isla Verde Parking Corporation, Posadas Finance Corporation, El Conquistador Ferryboat, Inc., and WKA Development, S.E.;

        WHEREAS, in connection with the foregoing, the Borrower has requested certain consents from the Bank as well as certain amendments to the terms of the Credit Agreement;

        WHEREAS, the Bank has agreed to grant the requested consents, and to make the requested amendments subject to the terms and conditions set forth in this Amendment.

        NOW THEREFORE, the parties amend the credit Agreement under the following:

                             TERMS AND CONDITIONS

        1. Section 6.06 of the Credit Agreement is hereby amended to incorporate the following additional sentence:
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        "Nevertheless, the Borrower may invest in, purchase or hold any stock, other securities or any other evidence of indebtedness of, lend or advance monies or credit, in any of its Subsidiaries, provided at all times the Borrower maintains compliance with the provisions of Section
        2.04 and 2.06 hereof."

    2.  Section 6.10. ADDITIONAL DEBT. is hereby incorporated.

        "Section 6.10. ADDITIONAL DEBT. Incur in any debt as a result of the corporate reorganization whereby the Borrower shall acquire direct or indirect ownership interest in the Subsidiaries.

    3. Section 2.06 is hereby amended to incorporate the following additional sentence:

        "All determinations as to the Borrower's annual revenues and Excess Net Free Cash Flow pursuant to this section shall be based on the Borrower's unconsolidated financial statements, without reference to the Subsidiaries".


    4.  Section 7.03 (a) BORROWER'S MANDATORY NOTICES AND/OR COMMUNICATIONS. is

hereby amended to read:


        "a. Furnish to the Lender not later than 90 days after the end of Borrower's fiscal year (currently, June 30th of each year), an audited unconsolidated financial statement, including a balance sheet, a statement of income and auditor's report, covering the operations of the Condado Plaza Hotel & Casino, as well as consolidated financial statements of the Borrower with its Subsidiaries, and separate statements of each of the Subsidiaries".


    5. All references to the Borrower's accounting records and quarterly financial statements in Section 7.03 (b) and 7.03 (c) shall be deemed to refer solely to the Borrower's operations, without regard to the Subsidiaries.



    6.  All TERMS INCORPORATED

    The parties agree that all the covenants, terms and conditions of the Credit Agreement not expressly amended, substituted or otherwise revoked herein shall remain in full force and effect. Without limiting the foregoing, references in the Credit Agreement to "Loan Documents" shall be deemed to include this Amendment. All capitalized terms not otherwise defined herein shall have the definitions set forth in the Credit Agreement.
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        7. CROSS DEFAULT.

        The parties hereto agree that a Default under the Credit Agreement shall constitute a default under the terms hereof and vice versa.

        8. NO NOVATION.

        The parties hereto agree that the foregoing amendments shall not be construed nor do they constitute a novation of the obligations contained in the Credit Agreement.

        9. COSTS, FEES AND EXPENSES.

        All costs, fees and expenses incidental to the drafting, execution and/or delivery of this Amendment or to the taking of any action contemplated herein shall be for the sole account of the Borrower.

        IN WITNESS WHEREOF, the parties execute this Amendment to Operating Credit and Term Loan Agreement in the place and on the date first above stated.



POSADAS DE PUERTO RICO                      SCOTIABANK DE PUERTO RICO
ASSOCIATES, INCORPORATED



By: /s/ Richard F. Johnson                  By: /s/ Roberto E. Cordova
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        Richard F. Johnson                          Roberto E. Cordova